EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 filed by MDU Resources Group, Inc. with the Securities and Exchange Commission (Registration No. 33-54486) of our report dated January 24, 2000 incorporated by reference into the MDU Resources Group, Inc. Annual Report on Form 10-K for the year ended December 31, 1999.


                                      /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 23, 2000